Exhibit 10.3

NAME OF GRANTEE:
GRANT DATE:	January 24, 2014
NUMBER OF RESTRICTED SHARES GRANTED:

BANK OF HAWAII CORPORATION
2004 STOCK AND INCENTIVE COMPENSATION PLAN

RESTRICTED STOCK GRANT AGREEMENT
This Restricted Stock Grant Agreement ("Agreement") dated as of the Grant Date specified above, between Bank of Hawaii Corporation, a Delaware corporation ("Company"), with its registered office at 130 Merchant Street, Honolulu, Hawaii 96813, and Grantee.
1.    Grant of Restricted Shares. Effective as of the Grant Date, the Human Resources and Compensation Committee of the Company's Board of Directors ("Committee") has granted to Grantee the number of shares of Restricted Stock (the "Restricted Shares") specified above pursuant to the Bank of Hawaii Corporation 2004 Stock and Incentive Compensation Plan, as amended ("Plan"). One-third of the Restricted Shares are hereby designated as “Service Shares”, one-third as “First-Tier Shares”, and one-third as “Second-Tier Shares”.
2.    Restrictions During Period of Restriction. The Restricted Shares shall be subject to forfeiture by Grantee and subject to the restrictions on transfer specified in Article 8 of the Plan until the "Period of Restriction" terminates as to such Restricted Shares. The Period of Restriction for the Service Shares, the First-Tier Shares, and the Second-Tier Shares shall terminate in accordance with, and subject to, the terms of Appendix I hereto.
3.    Forfeiture of Unvested Restricted Shares. Restricted Shares shall be forfeited and transferred to the Company as of the earlier of (a) the date of forfeiture specified in Appendix I or (b) the date of Grantee's ceasing to be an Employee for any reason, whether voluntary or involuntary (except with respect to Restricted Shares as to which the Period of Restriction has previously terminated and to the extent provided in Section 4 of Appendix I of this Agreement). Grantee's employment shall not be treated as terminated in the case of a transfer of employment within the Company and its subsidiaries or in the case of sick leave and other approved leaves of absence.

4.    Issuance of Shares; Registration; Withholding Taxes. Restricted Shares shall be issued in Grantee's name, shall bear the restrictive legend specified in Section 8.5 of the Plan (and such other restrictive legends as are required or deemed advisable by the Company under the provisions of any applicable law), and shall be held by the Company until all restrictions lapse or such shares are forfeited as provided herein. The Restricted Shares as to which the Period of Restriction has terminated shall be delivered to Grantee upon such termination. The Company may postpone the issuance or delivery of the Shares until (a) the completion of registration or other qualification of such Shares or transaction under any state or federal law, rule or regulation, or any listing on any securities exchange, as the Company shall determine to be necessary or desirable; (b) the receipt by the Company of such written representations or other documentation as the Company deems necessary to establish compliance with all applicable laws, rules and regulations, including applicable federal and state securities laws and listing requirements, if any; and (c) the payment to the Company in accordance with Article 17 of the Plan of any amount required by the Company to satisfy any federal, state or other governmental withholding tax requirements related to the issuance or delivery of the Shares. Grantee shall comply with any and all legal requirements relating to Grantee's resale or other disposition of any Shares acquired under this Agreement.
5.    Share Adjustments. The number and kind of Restricted Shares or other property subject to this Agreement shall be subject to adjustment in accordance with Section 4.2 of the Plan.
6.    Rights as Shareholder. Unless otherwise provided herein, Grantee shall be entitled to all of the rights of a shareholder with respect to the Restricted Shares, including the right to vote such Shares and to receive dividends and other distributions (not including share adjustments as described in Section 5 above) payable with respect to such Shares from and after the Grant Date. Grantee's rights as a shareholder shall terminate with respect to any Restricted Shares forfeited by Grantee.
7.    Amendment. This Agreement may be amended by the Committee at any time based on its determination that the amendment is necessary or advisable in light of any addition to, or change in, the Code or regulations issued thereunder or any federal or state securities law or other law or regulation, or the Plan, or based on any discretionary authority of the Committee under the Plan. Unless necessary or advisable due to a change in law, any amendment to this Agreement which has a material adverse effect on the interest of Grantee under this Agreement shall be adopted only with the consent of Grantee.
8.    Section 83(b) Election. Grantee shall promptly deliver to the Company a copy of any election filed by Grantee in respect of the Restricted Shares pursuant to Code Section 83(b).
9.    Notices. Any notice or other communication made in connection with this Agreement shall be deemed duly given when delivered in person or mailed by certified or registered mail, return receipt requested, to Grantee at Grantee's address shown on Company records or such other address designated by Grantee by similar notice, or to the Company at its then principal office, to the attention of the Corporate Secretary of the Company. Furthermore, such notice or other communication shall be deemed duly given when transmitted electronically to Grantee at Grantee's electronic mail address shown on the Company records or, to the extent that Grantee is an active employee, through the Company's intranet.

10.    Plan Governs.    The Restricted Shares evidenced by this Agreement are subject to the terms and conditions of the Plan and of this Agreement. In case of conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall control. Capitalized terms used in this Agreement and not defined herein shall have the meaning assigned in the Plan unless the context indicates otherwise.
11.    Miscellaneous. This Agreement shall bind and benefit Grantee, the heirs, distributees and personal representative of Grantee, and the Company and its successors and assigns. This Agreement may be signed in counterparts, each of which shall be deemed an original, and said counterparts shall together constitute one and the same instrument. Capitalized terms not herein defined shall have the meanings prescribed to them under the Plan.
BY ACCEPTING THE RESTRICTED SHARES GRANTED UNDER THIS RESTRICTED STOCK GRANT AGREEMENT, GRANTEE AGREES TO ALL THE TERMS AND CONDITIONS DESCRIBED IN THIS AGREEMENT AND IN THE PLAN.

APPENDIX I

Termination of Period of Restriction For Restricted Shares

1.     Termination of Period of Restriction Based on 2014 Performance and Continued Service.
a.    Period of Restriction for Service Shares. The Period of Restriction for the Service Shares shall terminate subject to the following terms and conditions or as provided in Sections 2, 3, or 4 below:
(i) The Period of Restriction for one-fourth of the Service Shares shall terminate upon the Committee certifying that the 2014 Net Income Performance Goal has been achieved, provided that Grantee is an Employee on March 2, 2015.
(ii) The Period of Restriction for an additional one-fourth of the Service Shares shall terminate on January 29, 2016 if Grantee is an Employee as of such date and the 2014 Net Income Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Service Shares shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2014 Net Income Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Service Shares shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2014 Net Income Performance Goal has been achieved.
“2014 Net Income Performance Goal” means that the Company’s net income for calendar year 2014 as publicly announced by the Company in its earnings release for the 2014 calendar year exceeds the aggregate amount of the regular quarterly dividends paid during calendar year 2014.
b.     Period of Restriction for First-Tier Shares. The Period of Restriction for the First-Tier Shares shall terminate subject to the following terms and conditions or as provided in Sections 2, 3, or 4 below:
(i). The Period of Restriction for one-fourth of the First-Tier Shares shall terminate upon the Committee certifying that the 2014 First-Tier Performance Goal has been achieved for calendar year 2014, provided that Grantee is an Employee on March 2, 2015.
(ii) The Period of Restriction for an additional one-fourth of the First-Tier Shares shall terminate on January 29, 2016 if Grantee is an Employee as of such date and the 2014 First-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the First-Tier Shares shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2014 First-Tier Performance Goal has been achieved.

APPENDIX I

(iv) The Period of Restriction for the final one-fourth of the First-Tier Shares shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2014 First-Tier Performance Goal has been achieved.
“2014 First-Tier Performance Goal” means that the Company's "Return on Assets" or "Return on Equity" or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2014 falls within the top quartile of the 2014 Regional Bank Index or the 2014 U.S. Bank Index, each determined in the same manner as corresponding prior determinations made by the Committee, as applicable.
For purposes of this Appendix I: (a) the terms "Return on Assets", "Return on Equity", and "Stock Price to Book Ratio vs. Peers" shall mean such terms as determined and reported with respect to the Company for purposes of placement under the Regional Bank Index and the U.S. Bank Index for the applicable performance year. “Tier I Capital Ratio” means Tier I capital divided by risk-weighted assets as measured at year-end and reported in the full-year financial statements of the Company and the financial institutions included in the Regional Bank Index and the U.S. Bank Index for the applicable performance year.
c.    Period of Restriction for Second-Tier Shares. The Period of Restriction for the Second-Tier Shares shall terminate subject to the following terms and conditions or as provided in Sections 2, 3, or 4 below:
(i). The Period of Restriction for one-fourth of the Second-Tier Shares shall terminate upon the Committee certifying that the 2014 Second-Tier Performance Goal has been achieved for calendar year 2014, provided that Grantee is an Employee on March 2, 2015.
(ii) The Period of Restriction for an additional one-fourth of the Second-Tier Shares shall terminate on January 31, 2016 if Grantee is an Employee as of such date and the 2014 Second-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Second-Tier Shares shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2014 Second-Tier Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Second-Tier Shares shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2014 Second-Tier Performance Goal has been achieved.
“2014 Second-Tier Performance Goal” means that the Company's "Return on Assets", or "Return on Equity", or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2014 falls within the top two quartiles of the Regional Bank Index or the U.S. Bank Index for 2014, each determined in the same manner as corresponding prior determinations made by the Committee.
If any of the 2014 Net Income Performance Goal, 2014 First-Tier Performance Goal, or 2014 Second-Tier Performance Goal are certified as being achieved, the Restricted Shares, if any, with respect to which the applicable 2014 Performance Goal (i.e. the 2014 Net Income Performance Goal, 2014 First-Tier Performance Goal, or 2014 Second-Tier Performance Goal) has not been certified as achieved on or prior to March 2, 2015 shall be immediately forfeited as of March 2, 2015.

APPENDIX I

2.     Termination of Period of Restriction Based on 2015 Performance and Continued Service.
If the Period of Restriction for none of the Restricted Shares has terminated pursuant to the preceding Section 1, the Period of Restriction for the Restricted Shares may terminate in accordance with the terms of this Section 2 or as provided in Sections 3 or 4 below.
a.    Period of Restriction for Service Shares. The Period of Restriction for the Service Shares shall terminate subject to the following terms and conditions or as provided in Section 4 below:
(i) The Period of Restriction for one-fourth of the Service Shares shall terminate upon the Committee certifying that the 2015 Net Income Performance Goal has been achieved, provided that Grantee is an Employee on March 1, 2016.
(ii) The Period of Restriction for an additional one-fourth of the Service Shares shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2015 Net Income Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Service Shares shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2015 Net Income Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Service Shares shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2015 Net Income Performance Goal has been achieved.
“2015 Net Income Performance Goal” means that the Company’s net income for calendar year 2015 as publicly announced by the Company in its earnings release for the 2015 calendar year exceeds the aggregate amount of the regular quarterly dividends paid during calendar year 2015.
b.     Period of Restriction for First-Tier Shares. The Period of Restriction for the First-Tier Shares shall terminate subject to the following terms and conditions or as provided in Section 4 below:
(i). The Period of Restriction for one-fourth of the First-Tier Shares shall terminate upon the Committee certifying that the 2015 First-Tier Performance Goal has been achieved for calendar year 2015, provided that Grantee is an Employee on March 1, 2016.
(ii) The Period of Restriction for an additional one-fourth of the First-Tier Shares shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2015 First-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the First-Tier Shares shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2015 First-Tier Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the First-Tier Shares shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2015 First-Tier Performance Goal has been achieved.

APPENDIX I

“2015 First-Tier Performance Goal” means that the Company's "Return on Assets" or "Return on Equity" or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2015 falls within the top quartile of the Regional Bank Index or the U.S. Bank Index for 2015, each determined in the same manner as corresponding prior determinations made by the Committee, as applicable.
c.    Period of Restriction for Second-Tier Shares. The Period of Restriction for the Second-Tier Shares shall terminate subject to the following terms and conditions or as provided in Section 4 below:
(i). The Period of Restriction for one-fourth of the Second-Tier Shares shall terminate upon the Committee certifying that the 2015 Second-Tier Performance Goal has been achieved for calendar year 2015, provided that Grantee is an Employee on March 1, 2016.
(ii) The Period of Restriction for an additional one-fourth of the Second-Tier Shares shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2015 Second-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Second-Tier Shares shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2015 Second-Tier Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Second-Tier Shares shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2015 Second-Tier Performance Goal has been achieved.
“2015 Second-Tier Performance Goal” means that the Company's "Return on Assets", or "Return on Equity", or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2015 falls within the top two quartiles of the Regional Bank Index or the U.S. Bank Index for 2015, each determined in the same manner as corresponding prior determinations made by the Committee.
If any of the 2015 Net Income Performance Goal, 2015 First-Tier Performance Goal, or 2015 Second-Tier Performance Goal are certified as being achieved on or prior to March 1, 2016, the Restricted Shares, if any, with respect to which the applicable 2015 Performance Goal (i.e. the 2015 Net Income Performance Goal, 2015 First-Tier Performance Goal, or 2015 Second-Tier Performance Goal) has not been certified as achieved on or prior to March 1, 2016 shall be immediately forfeited as of March 1, 2016.
3.    Termination of Period of Restriction Based on 2016 Performance and Continued Service.
If the Period of Restriction for none of the Restricted Shares has terminated pursuant to the preceding Sections 1 and 2, the Period of Restriction for the Restricted Shares may terminate in accordance with the terms of this Section 3 or as provided in Section 4.
a.    Period of Restriction for Service Shares. The Period of Restriction for the Service Shares shall terminate subject to the following terms and conditions or as provided in Section 4 below:

APPENDIX I

(i) The Period of Restriction for one-fourth of the Service Shares shall terminate upon the Committee certifying that the 2016 Net Income Performance Goal has been achieved, provided that Grantee is an Employee on March 1, 2017.
(ii) The Period of Restriction for an additional one-fourth of the Service Shares shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2016 Net Income Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Service Shares shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2016 Net Income Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Service Shares shall terminate on January 31, 2020 if Grantee is an Employee as of such date and the 2016 Net Income Performance Goal has been achieved.
“2016 Net Income Performance Goal” means that the Company’s net income for calendar year 2016 as publicly announced by the Company in its earnings release for the 2016 calendar year exceeds the aggregate amount of the regular quarterly dividends paid during calendar year 2016.
b.     Period of Restriction for First-Tier Shares. The Period of Restriction for the First-Tier Shares shall terminate subject to the following terms and conditions or as provided in Section 4 below:
(i). The Period of Restriction for one-fourth of the First-Tier Shares shall terminate upon the Committee certifying that the 2016 First-Tier Performance Goal has been achieved for calendar year 2016, provided that Grantee is an Employee on March 1, 2017.
(ii) The Period of Restriction for an additional one-fourth of the First-Tier Shares shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2016 First-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the First-Tier Shares shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2016 First-Tier Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the First-Tier Shares shall terminate on January 31, 2020 if Grantee is an Employee as of such date and the 2016 First-Tier Performance Goal has been achieved.
“2016 First-Tier Performance Goal” means that the Company's "Return on Assets" or "Return on Equity" or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2016 falls within the top quartile of the Regional Bank Index or the U.S. Bank Index for 2016, each determined in the same manner as corresponding prior determinations made by the Committee, as applicable.

APPENDIX I

c.    Period of Restriction for Second-Tier Shares. The Period of Restriction for the Second-Tier Shares shall terminate subject to the following terms and conditions or as provided in Section 4 below:
(i). The Period of Restriction for one-fourth of the Second-Tier Shares shall terminate upon the Committee certifying that the 2016 Second-Tier Performance Goal has been achieved for calendar year 2016, provided that Grantee is an Employee on March 1, 2017.
(ii) The Period of Restriction for an additional one-fourth of the Second-Tier Shares shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2016 Second-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Second-Tier Shares shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2016 Second-Tier Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Second-Tier Shares shall terminate on January 31, 2020 if Grantee is an Employee as of such date and the 2016 Second-Tier Performance Goal has been achieved.
“2016 Second-Tier Performance Goal” means that the Company's "Return on Assets", or "Return on Equity", or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2016 falls within the top two quartiles of the Regional Bank Index or the U.S. Bank Index for 2016, each determined in the same manner as corresponding prior determinations made by the Committee.
If any of the 2016 Net Income Performance Goal, 2016 First-Tier Performance Goal, or 2016 Second-Tier Performance Goal are certified as being achieved on or prior to March 1, 2017, the Restricted Shares, if any, with respect to which the applicable 2016 Performance Goal (i.e. the 2016 Net Income Performance Goal, 2016 First-Tier Performance Goal, or 2016 Second-Tier Performance Goal) has not been certified as achieved on or prior to March 1, 2017 shall be immediately forfeited as of March 1, 2017.
4.    Termination of Period of Restriction Upon Certain Terminations of Employment. The Period of Restriction for all of the Restricted Shares shall terminate (to the extent that the Period of Restriction has not previously terminated or the Restricted Shares have not previously been forfeited) upon the occurrence of any of the following: (a) the death of Grantee; (b) the Grantee ceasing to be an Employee due to "disability" within the meaning of that term under Code Section 409A and the regulations promulgated thereunder; or (c) upon or after the occurrence of a "Change in Control" (as defined in Article 15 of the Plan) either (i) Grantee's employment with the Company and its subsidiaries is terminated by the Company without "Cause" or (ii) Grantee terminates employment with the Company and its subsidiaries for "Good Reason".
For purposes of this Section 4:
"Cause" means the occurrence of any one or more of the following: (i) Grantee's willful failure to perform his or her duties for the Company (other than any such failure resulting from Grantee's Disability), after written demand for substantial performance has been delivered to Grantee by the Committee that specifically identifies

APPENDIX I

how Grantee has not substantially performed his or her duties, and Grantee fails to remedy the situation within 15 business days of such written demand from the Committee; (ii) gross negligence in the performance of Grantee's duties; (iii) Grantee's conviction of, or plea of nolo contendere, to any felony whatsoever or any other crime involving the personal enrichment of Grantee at the expense of the Company; (iv) Grantee's willful engagement in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise; (v) a material violation of any federal or state banking law or regulation; (vi) a material violation of any provision of the Company's codes of conduct; or (vii) willful violation of any of the covenants contained in Article 10 of the Company's Change-In-Control Retention Plan, as applicable.
"Good Reason" means the occurrence of one or more of the following after a Change in Control without Grantee's express written consent: (i) a material diminution in Grantee's base salary; (ii) a material diminution in Grantee's authority, duties, or responsibilities; (iii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom Grantee is required to report, including, to the extent applicable, a requirement that Grantee report to a corporate officer or employee instead of reporting directly to the Board; (iv) a material diminution in the budget over which Grantee retains authority; (v) a material change in the geographic location at which Grantee must perform his or her services (which for this purpose means Grantee is required to relocate to a different Hawaiian Island or a place that is more than 50 miles from where Grantee was based immediately prior to the Change in Control); or (vi) any other action or inaction that constitutes a material breach by the Company of the Company's Change-In-Control Retention Plan or a written employment agreement with Grantee (or other agreement as to the terms of employment between the Company and Grantee). The Grantee must give the Company written notice that a "Good Reason" event has occurred within 90 days of its occurrence. The notice must provide a reasonably detailed description of the facts that constitute a "Good Reason" event, and the Company shall have 30 business days to remedy the "Good Reason" event.
5. Committee Determinations; Section 162(m). The Committee shall certify whether the 2014, 2015, or 2016 Net Income Performance Goal, First-Tier Performance Goal, and Second-Tier Performance Goal have been achieved on or prior to the first business day of March following the applicable performance year. This Agreement shall be interpreted and administered in a manner consistent with the intent that the Restricted Shares granted hereunder comply with the requirements of the performance-based compensation exception under Code Section 162(m).

NAME OF GRANTEE:
GRANT DATE:	January 24, 2014
NUMBER OF RESTRICTED STOCK UNITS GRANTED:

BANK OF HAWAII CORPORATION
2004 STOCK AND INCENTIVE COMPENSATION PLAN

RESTRICTED STOCK UNITS GRANT AGREEMENT
This Restricted Stock Units Grant Agreement ("Agreement") dated as of the Grant Date specified above, between Bank of Hawaii Corporation, a Delaware corporation ("Company"), with its registered office at 130 Merchant Street, Honolulu, Hawaii 96813, and Grantee.
1.    Grant of RSUs. Effective as of the Grant Date, the Human Resources and Compensation Committee of the Company's Board of Directors ("Committee") has granted to Grantee the number of Restricted Stock Units (the "RSUs") specified above pursuant to the Bank of Hawaii Corporation 2004 Stock and Incentive Compensation Plan, as amended ("Plan"). One-third of the RSUs are hereby designated as “Service RSUs”, one-third as “First-Tier RSUs”, and one-third as “Second-Tier RSUs”.
2.    Period of Restriction. The RSUs shall be subject to forfeiture by Grantee until the "Period of Restriction" terminates as to such RSUs. The Period of Restriction for the Service RSUs, the First-Tier RSUs, and the Second-Tier RSUs shall terminate in accordance with, and subject to, the terms of Appendix I hereto. The RSUs shall at all times be nontransferable.
3.    Forfeiture of RSUs. RSUs shall be forfeited as of the earlier of (a) the date of forfeiture specified in Appendix I or (b) the date of Grantee's ceasing to be an Employee for any reason, whether voluntary or involuntary (except with respect to RSUs as to which the Period of Restriction has previously terminated and to the extent provided in Section 4 of Appendix I of this Agreement). Grantee's employment shall not be treated as terminated in the case of a transfer of employment within the Company and its subsidiaries or in the case of sick leave and other approved leaves of absence.
4.    Payment of RSUs; Withholding Taxes. With respect to RSUs for which the Period of Restriction has lapsed, the Company shall pay to Grantee an amount, in cash, equal to the product of (a) the number of RSUs as to which the Period of Restriction has terminated and (b) the Fair Market Value of a Share as of the date that the Period of Restriction has terminated.  Such payment shall be made within thirty days after termination of the Period of Restriction and, in accordance with Article 17 of the Plan, shall be reduced by the amount required to satisfy applicable federal, state, or other governmental withholding requirements.
5.    Share Adjustments. The number of RSUs and Shares subject to the RSUs shall be subject to adjustment in accordance with Section 4.2 of the Plan.

6.    Rights as Shareholder. Grantee shall have no rights of a shareholder with respect to the RSUs.
7.    Amendment. This Agreement may be amended by the Committee at any time based on its determination that the amendment is necessary or advisable in light of any addition to, or change in, the Code or regulations issued thereunder or any federal or state securities law or other law or regulation, or the Plan, or based on any discretionary authority of the Committee under the Plan. Unless necessary or advisable due to a change in law, any amendment to this Agreement which has a material adverse effect on the interest of Grantee under this Agreement shall be adopted only with the consent of Grantee.
8.    Notices. Any notice or other communication made in connection with this Agreement shall be deemed duly given when delivered in person or mailed by certified or registered mail, return receipt requested, to Grantee at Grantee's address shown on Company records or such other address designated by Grantee by similar notice, or to the Company at its then principal office, to the attention of the Corporate Secretary of the Company. Furthermore, such notice or other communication shall be deemed duly given when transmitted electronically to Grantee at Grantee's electronic mail address shown on the Company records or, to the extent that Grantee is an active employee, through the Company's intranet.
9.    Plan Governs.    The RSUs evidenced by this Agreement are subject to the terms and conditions of the Plan and of this Agreement. In case of conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall control. Capitalized terms used in this Agreement and not defined herein shall have the meaning assigned in the Plan unless the context indicates otherwise.
10.    Miscellaneous. This Agreement shall bind and benefit Grantee, the heirs, distributees and personal representative of Grantee, and the Company and its successors and assigns. This Agreement may be signed in counterparts, each of which shall be deemed an original, and said counterparts shall together constitute one and the same instrument. Capitalized terms not herein defined shall have the meanings prescribed to them under the Plan.
BY ACCEPTING THE RESTRICTED STOCK UNITS GRANTED UNDER THIS RESTRICTED STOCK UNITS GRANT AGREEMENT, GRANTEE AGREES TO ALL THE TERMS AND CONDITIONS DESCRIBED IN THIS AGREEMENT AND IN THE PLAN.

2

APPENDIX I

Termination of Period of Restriction For RSUs

1.     Termination of Period of Restriction Based on 2014 Performance and Continued Service.
a.    Period of Restriction for Service RSUs. The Period of Restriction for the Service RSUs shall terminate subject to the following terms and conditions or as provided in Sections 2, 3, or 4 below:
(i) The Period of Restriction for one-fourth of the Service RSUs shall terminate upon the Committee certifying that the 2014 Net Income Performance Goal has been achieved, provided that Grantee is an Employee on March 2, 2015.
(ii) The Period of Restriction for an additional one-fourth of the Service RSUs shall terminate on January 29, 2016 if Grantee is an Employee as of such date and the 2014 Net Income Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Service RSUs shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2014 Net Income Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Service RSUs shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2014 Net Income Performance Goal has been achieved.
“2014 Net Income Performance Goal” means that the Company’s net income for calendar year 2014 as publicly announced by the Company in its earnings release for the 2014 calendar year exceeds the aggregate amount of the regular quarterly dividends paid during calendar year 2014.
b.     Period of Restriction for First-Tier RSUs. The Period of Restriction for the First-Tier RSUs shall terminate subject to the following terms and conditions or as provided in Sections 2, 3, or 4 below:
(i). The Period of Restriction for one-fourth of the First-Tier RSUs shall terminate upon the Committee certifying that the 2014 First-Tier Performance Goal has been achieved for calendar year 2014, provided that Grantee is an Employee on March 2, 2015.
(ii) The Period of Restriction for an additional one-fourth of the First-Tier RSUs shall terminate on January 29, 2016 if Grantee is an Employee as of such date and the 2014 First-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the First-Tier RSUs shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2014 First-Tier Performance Goal has been achieved.

3

APPENDIX I

(iv) The Period of Restriction for the final one-fourth of the First-Tier RSUs shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2014 First-Tier Performance Goal has been achieved.
“2014 First-Tier Performance Goal” means that the Company's "Return on Assets" or "Return on Equity" or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2014 falls within the top quartile of the 2014 Regional Bank Index or the 2014 U.S. Bank Index, each determined in the same manner as corresponding prior determinations made by the Committee, as applicable.
For purposes of this Appendix I: (a) the terms "Return on Assets", "Return on Equity", and "Stock Price to Book Ratio vs. Peers" shall mean such terms as determined and reported with respect to the Company for purposes of placement under the Regional Bank Index and the U.S. Bank Index for the applicable performance year. “Tier I Capital Ratio” means Tier I capital divided by risk-weighted assets as measured at year-end and reported in the full-year financial statements of the Company and the financial institutions included in the Regional Bank Index and the U.S. Bank Index for the applicable performance year.
c.    Period of Restriction for Second-Tier RSUs. The Period of Restriction for the Second-Tier RSUs shall terminate subject to the following terms and conditions or as provided in Sections 2, 3, or 4 below:
(i). The Period of Restriction for one-fourth of the Second-Tier RSUs shall terminate upon the Committee certifying that the 2014 Second-Tier Performance Goal has been achieved for calendar year 2014, provided that Grantee is an Employee on March 2, 2015.
(ii) The Period of Restriction for an additional one-fourth of the Second-Tier RSUs shall terminate on January 31, 2016 if Grantee is an Employee as of such date and the 2014 Second-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Second-Tier RSUs shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2014 Second-Tier Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Second-Tier RSUs shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2014 Second-Tier Performance Goal has been achieved.
“2014 Second-Tier Performance Goal” means that the Company's "Return on Assets", or "Return on Equity", or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2014 falls within the top two quartiles of the Regional Bank Index or the U.S. Bank Index for 2014, each determined in the same manner as corresponding prior determinations made by the Committee.
If any of the 2014 Net Income Performance Goal, 2014 First-Tier Performance Goal, or 2014 Second-Tier Performance Goal are certified as being achieved, the RSUs, if any, with respect to which the applicable 2014 Performance Goal (i.e. the 2014 Net Income Performance Goal, 2014 First-Tier Performance Goal, or 2014 Second-Tier Performance Goal) has not been certified as achieved on or prior to March 2, 2015 shall be immediately forfeited as of March 2, 2015.

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2.     Termination of Period of Restriction Based on 2015 Performance and Continued Service.
If the Period of Restriction for none of the RSUs has terminated pursuant to the preceding Section 1, the Period of Restriction for the RSUs may terminate in accordance with the terms of this Section 2 or as provided in Sections 3 or 4 below.
a.    Period of Restriction for Service RSUs. The Period of Restriction for the Service RSUs shall terminate subject to the following terms and conditions or as provided in Section 4 below:
(i) The Period of Restriction for one-fourth of the Service RSUs shall terminate upon the Committee certifying that the 2015 Net Income Performance Goal has been achieved, provided that Grantee is an Employee on March 1, 2016.
(ii) The Period of Restriction for an additional one-fourth of the Service RSUs shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2015 Net Income Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Service RSUs shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2015 Net Income Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Service RSUs shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2015 Net Income Performance Goal has been achieved.
“2015 Net Income Performance Goal” means that the Company’s net income for calendar year 2015 as publicly announced by the Company in its earnings release for the 2015 calendar year exceeds the aggregate amount of the regular quarterly dividends paid during calendar year 2015.
b.     Period of Restriction for First-Tier RSUs. The Period of Restriction for the First-Tier RSUs shall terminate subject to the following terms and conditions or as provided in Section 4 below:
(i). The Period of Restriction for one-fourth of the First-Tier RSUs shall terminate upon the Committee certifying that the 2015 First-Tier Performance Goal has been achieved for calendar year 2015, provided that Grantee is an Employee on March 1, 2016.
(ii) The Period of Restriction for an additional one-fourth of the First-Tier RSUs shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2015 First-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the First-Tier RSUs shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2015 First-Tier Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the First-Tier RSUs shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2015 First-Tier Performance Goal has been achieved.

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“2015 First-Tier Performance Goal” means that the Company's "Return on Assets" or "Return on Equity" or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2015 falls within the top quartile of the Regional Bank Index or the U.S. Bank Index for 2015, each determined in the same manner as corresponding prior determinations made by the Committee, as applicable.
c.    Period of Restriction for Second-Tier RSUs. The Period of Restriction for the Second-Tier RSUs shall terminate subject to the following terms and conditions or as provided in Section 4 below:
(i). The Period of Restriction for one-fourth of the Second-Tier RSUs shall terminate upon the Committee certifying that the 2015 Second-Tier Performance Goal has been achieved for calendar year 2015, provided that Grantee is an Employee on March 1, 2016.
(ii) The Period of Restriction for an additional one-fourth of the Second-Tier RSUs shall terminate on January 31, 2017 if Grantee is an Employee as of such date and the 2015 Second-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Second-Tier RSUs shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2015 Second-Tier Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Second-Tier RSUs shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2015 Second-Tier Performance Goal has been achieved.
“2015 Second-Tier Performance Goal” means that the Company's "Return on Assets", or "Return on Equity", or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2015 falls within the top two quartiles of the Regional Bank Index or the U.S. Bank Index for 2015, each determined in the same manner as corresponding prior determinations made by the Committee.
If any of the 2015 Net Income Performance Goal, 2015 First-Tier Performance Goal, or 2015 Second-Tier Performance Goal are certified as being achieved on or prior to March 1, 2016, the RSUs, if any, with respect to which the applicable 2015 Performance Goal (i.e. the 2015 Net Income Performance Goal, 2015 First-Tier Performance Goal, or 2015 Second-Tier Performance Goal) has not been certified as achieved on or prior to March 1, 2016 shall be immediately forfeited as of March 1, 2016.
3.    Termination of Period of Restriction Based on 2016 Performance and Continued Service.
If the Period of Restriction for none of the RSUs has terminated pursuant to the preceding Sections 1 and 2, the Period of Restriction for the RSUs may terminate in accordance with the terms of this Section 3 or as provided in Section 4.
a.    Period of Restriction for Service RSUs. The Period of Restriction for the Service RSUs shall terminate subject to the following terms and conditions or as provided in Section 4 below:

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(i) The Period of Restriction for one-fourth of the Service RSUs shall terminate upon the Committee certifying that the 2016 Net Income Performance Goal has been achieved, provided that Grantee is an Employee on March 1, 2017.
(ii) The Period of Restriction for an additional one-fourth of the Service RSUs shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2016 Net Income Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Service RSUs shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2016 Net Income Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Service RSUs shall terminate on January 31, 2020 if Grantee is an Employee as of such date and the 2016 Net Income Performance Goal has been achieved.
“2016 Net Income Performance Goal” means that the Company’s net income for calendar year 2016 as publicly announced by the Company in its earnings release for the 2016 calendar year exceeds the aggregate amount of the regular quarterly dividends paid during calendar year 2016.
b.     Period of Restriction for First-Tier RSUs. The Period of Restriction for the First-Tier RSUs shall terminate subject to the following terms and conditions or as provided in Section 4 below:
(i). The Period of Restriction for one-fourth of the First-Tier RSUs shall terminate upon the Committee certifying that the 2016 First-Tier Performance Goal has been achieved for calendar year 2016, provided that Grantee is an Employee on March 1, 2017.
(ii) The Period of Restriction for an additional one-fourth of the First-Tier RSUs shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2016 First-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the First-Tier RSUs shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2016 First-Tier Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the First-Tier RSUs shall terminate on January 31, 2020 if Grantee is an Employee as of such date and the 2016 First-Tier Performance Goal has been achieved.
“2016 First-Tier Performance Goal” means that the Company's "Return on Assets" or "Return on Equity" or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2016 falls within the top quartile of the Regional Bank Index or the U.S. Bank Index for 2016, each determined in the same manner as corresponding prior determinations made by the Committee, as applicable.

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c.    Period of Restriction for Second-Tier RSUs. The Period of Restriction for the Second-Tier RSUs shall terminate subject to the following terms and conditions or as provided in Section 4 below:
(i). The Period of Restriction for one-fourth of the Second-Tier RSUs shall terminate upon the Committee certifying that the 2016 Second-Tier Performance Goal has been achieved for calendar year 2016, provided that Grantee is an Employee on March 1, 2017.
(ii) The Period of Restriction for an additional one-fourth of the Second-Tier RSUs shall terminate on January 31, 2018 if Grantee is an Employee as of such date and the 2016 Second-Tier Performance Goal has been achieved.
(iii) The Period of Restriction for an additional one-fourth of the Second-Tier RSUs shall terminate on January 31, 2019 if Grantee is an Employee as of such date and the 2016 Second-Tier Performance Goal has been achieved.
(iv) The Period of Restriction for the final one-fourth of the Second-Tier RSUs shall terminate on January 31, 2020 if Grantee is an Employee as of such date and the 2016 Second-Tier Performance Goal has been achieved.
“2016 Second-Tier Performance Goal” means that the Company's "Return on Assets", or "Return on Equity", or “Tier I Capital Ratio” or "Stock Price to Book Ratio v. Peers" for 2016 falls within the top two quartiles of the Regional Bank Index or the U.S. Bank Index for 2016, each determined in the same manner as corresponding prior determinations made by the Committee.
If any of the 2016 Net Income Performance Goal, 2016 First-Tier Performance Goal, or 2016 Second-Tier Performance Goal are certified as being achieved on or prior to March 1, 2017, the RSUs, if any, with respect to which the applicable 2016 Performance Goal (i.e. the 2016 Net Income Performance Goal, 2016 First-Tier Performance Goal, or 2016 Second-Tier Performance Goal) has not been certified as achieved on or prior to March 1, 2017 shall be immediately forfeited as of March 1, 2017.
4.    Termination of Period of Restriction Upon Certain Terminations of Employment. The Period of Restriction for all of the RSUs shall terminate (to the extent that the Period of Restriction has not previously terminated or the RSUs have not previously been forfeited) upon the occurrence of any of the following: (a) the death of Grantee; (b) the Grantee ceasing to be an Employee due to "disability" within the meaning of that term under Code Section 409A and the regulations promulgated thereunder; or (c) upon or after the occurrence of a "Change in Control" (as defined in Article 15 of the Plan) either (i) Grantee's employment with the Company and its subsidiaries is terminated by the Company without "Cause" or (ii) Grantee terminates employment with the Company and its subsidiaries for "Good Reason".
For purposes of this Section 4:
"Cause" means the occurrence of any one or more of the following: (i) Grantee's willful failure to perform his or her duties for the Company (other than any such failure resulting from Grantee's Disability), after written demand for substantial performance has been delivered to Grantee by the Committee that specifically identifies

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how Grantee has not substantially performed his or her duties, and Grantee fails to remedy the situation within 15 business days of such written demand from the Committee; (ii) gross negligence in the performance of Grantee's duties; (iii) Grantee's conviction of, or plea of nolo contendere, to any felony whatsoever or any other crime involving the personal enrichment of Grantee at the expense of the Company; (iv) Grantee's willful engagement in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise; (v) a material violation of any federal or state banking law or regulation; (vi) a material violation of any provision of the Company's codes of conduct; or (vii) willful violation of any of the covenants contained in Article 10 of the Company's Change-In-Control Retention Plan, as applicable.
"Good Reason" means the occurrence of one or more of the following after a Change in Control without Grantee's express written consent: (i) a material diminution in Grantee's base salary; (ii) a material diminution in Grantee's authority, duties, or responsibilities; (iii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom Grantee is required to report, including, to the extent applicable, a requirement that Grantee report to a corporate officer or employee instead of reporting directly to the Board; (iv) a material diminution in the budget over which Grantee retains authority; (v) a material change in the geographic location at which Grantee must perform his or her services (which for this purpose means Grantee is required to relocate to a different Hawaiian Island or a place that is more than 50 miles from where Grantee was based immediately prior to the Change in Control); or (vi) any other action or inaction that constitutes a material breach by the Company of the Company's Change-In-Control Retention Plan or a written employment agreement with Grantee (or other agreement as to the terms of employment between the Company and Grantee). The Grantee must give the Company written notice that a "Good Reason" event has occurred within 90 days of its occurrence. The notice must provide a reasonably detailed description of the facts that constitute a "Good Reason" event, and the Company shall have 30 business days to remedy the "Good Reason" event.
5. Committee Determinations; Section 162(m). The Committee shall certify whether the 2014, 2015, or 2016 Net Income Performance Goal, First-Tier Performance Goal, and Second-Tier Performance Goal have been achieved on or prior to the first business day of March following the applicable performance year. This Agreement shall be interpreted and administered in a manner consistent with the intent that the RSUs granted hereunder comply with the requirements of the performance-based compensation exception under Code Section 162(m).

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